New York Life Insurance and Annuity Corporation
Market Wealth Plus
Summary Prospectus For New Investors—May 1, 2024
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
This Summary Prospectus summarizes key features of the Market Wealth Plus policy, an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). Before you invest, you should also review the full prospectus for the policy, which contains more information about the policy’s features, benefits and risks. You can find this document and other information about the policy online at https://dfinview.com/NewYorkLife/TAHD/marketwealthplus, or at no cost by calling us at 1-800-598-2019 or by sending an email request to MarketWealthPlusProspectus@newyorklife.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available online at Investor.gov.
The words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The Market Wealth Plus policy insures one person and pays a benefit upon that person’s death. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
Free Look. If you are a new purchaser of a policy, you may cancel your policy within 20 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your policy, you will receive either a full refund of the amount you paid with your application or your policy’s Cash Value, plus any Premium Expense Charge and Monthly Deduction Charges, minus loans and accrued loan interest.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC 5450 N. Cumberland Avenue, Suite 100 Chicago, IL 60656-1422

i

Definitions

The references in the definitions below, for more information, are to sections of the full statutory prospectus.
More detailed information concerning certain terms defined below is provided in “Definitions” in the full statutory prospectus.
Accumulation Units: An accounting unit we use to calculate the portion of your Policy’s Cash Value allocated to the Investment Divisions of the Separate Account.
ACSV Expiry Date: The date shown on the Policy Specifications Pages.
Administrative Charge: A monthly charge that is based on the Insured’s class of risk, Issue Age, Policy duration and initial Face Amount.
Alternative Cash Surrender Value or ACSV: During the CVE Period, the Alternative Cash Surrender Value is equal to the Available Cash Value of your Policy plus the Cash Value Enhancement through the date of surrender. At the conclusion of the CVE Period and until the ACSV Expiry Date, the Alternative Cash Surrender Value is equal to the Available Cash Value of your Policy. See “Surrenders – Full Surrenders – Alternative Cash Surrender Value”.
Available Cash Value: The Cash Value minus any outstanding loans and accrued loan interest. Any Monthly Deduction Charges in excess of this amount will be deferred under the No Lapse Guarantee. See “Termination and Reinstatement—No Lapse Guarantee” for more information.
Cash Surrender Value:The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Investment Options and the Loan Account.
Cash Value Enhancement or CVE: The Cash Value Enhancement is equal to the sum of all Premium Expense Charges, plus the sum of all Administrative Charges and Contract Charges, assessed from the issuance of the Policy, multiplied by the percentage shown in the Policy Specifications Pages.
CVE Period: Period defined in the Policy Specification Pages.
Contract Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.
Cost of Insurance Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing a Life Insurance Benefit.
Dollar-Cost Averaging (“DCA”) Accounts:The DCA Plus Account and the DCA Extension Account. The DCA Accounts are supported by the assets in NYLIAC’s General Account. Although the DCA Accounts are considered Fixed Investment Options, they are not part of the Fixed Account.
Dollar-Cost Averaging Extension (“DCA Extension”) Account:The dollar-cost averaging account used specifically for the DCA Extension Program. The amount in the DCA Extension Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy. It equals the initial face amount shown on the Policy Specifications Page, minus any decreases to the initial face amount.

Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.
Fixed Investment Options: The Fixed Investment Options consist of the Fixed Account and the Dollar-Cost Averaging Accounts. Fixed Investment Options are part of NYLIAC’s General Account.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guarantee Period: The period of time during which the No Lapse Guarantee is in effect. Please see “Termination and Reinstatement—No-Lapse Guarantees” for more information.
Initial Premium: A required planned minimum premium of $10,000 that must be paid during the first policy year. Funds resulting from an IRC Section 1035 exchange into the policy will not count toward the $10,000 required amount.
Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full Initial Premium payment in Good Order.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions and the Fixed Investment Options.
Issue Date: The date we issue the policy as specified on the Policy Specifications Page.
Life Insurance Benefit: The benefit calculated under the Policy.
Life Insurance Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest)  and any unpaid or deferred Monthly Deduction Charges.
Loan Account: The Loan Account reflects that part of your Cash Value that has been transferred from the Investment Options as collateral for policy loans.
Monthly Deduction Charges: The Contract Charge, the Cost of Insurance Charge, the Mortality and Expense Risk Charge, the Administrative Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.
Monthly Deduction Day: The date that we deduct the Monthly Deduction Charges. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full Initial Premium payment in Good Order. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Mortality and Expense Risk Charge: A monthly charge that is assessed to cover the risk that the group of lives that we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have anticipated (expense risk).

Net Amount at Risk: As of any Monthly Deduction Day, the difference between (i) the Life Insurance Benefit divided by 1.0032737, and (ii) the greater of the policy’s Cash Value or the ACSV (if applicable) before Monthly Deduction Charges are subtracted. See “Deductions from Cash Value—Cost of Insurance Charge" for more information.
Net Premium: The balance of a premium payment after the Premium Expense Charge has been deducted.
No Lapse Guarantee Minimum Monthly Premium: An amount listed on the Policy Specifications Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis, as long as you pay a sufficient amount to pass the No Lapse Guarantee Premium Test. The No Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as adding or deleting a rider, and/or a change in class of risk.
No Lapse Guarantee Required Premium: An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
Persistency Credit: A credit we may apply to your policy’s Available Cash Value as described in the “Description of the Policy – Non-Guaranteed Persistency Credit” section. The payment of the Persistency Credit is not guaranteed and may be discontinued at any time.
Persistency Credit Start Date: The date on which we may begin to apply a persistency credit to your policy’s Available Cash Value. The Persistency Credit Start Date is dependent on the Issue Age and is shown on your Policy Specifications Pages.
Policy or Market Wealth Plus: Your Market Wealth Plus variable universal life policy.
Policy Specifications Page: The policy pages that provide information regarding your policy, such as policy Face Amount, premiums due and policy charges.  May also be referred to as “Policy Data Pages” in riders or endorsements attached to your policy.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. You can find your Policy Date on the Policy Specifications Page.
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Request: A signed written request in Good Order received at our VPSC, or any other address that we may indicate to you in writing, which gives us the facts that we need. When you write to us, please include the Policy number, the Insured’s full name, and your current address.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to your policy's Accumulation Units in the Separate Account.
Surrender Charge Period: The period of time during which we may assess a surrender charge. See “Transaction Charges—Surrender Charges” for more information.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Specifications Page.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy

Fees and Expenses
Charges for Early Withdrawals
If you fully surrender your policy for the Cash Surrender Value, partially surrender or withdraw money from your policy within a maximum of 10 years following your purchase of the policy, you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of the total premiums paid under the
Policy and (b) equals a percentage of the Surrender Charge Premium. Surrender charges are not applicable on full surrenders of the policy for its ACSV.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase, the ACSV is not available, and your total premiums paid were
$100,000, then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy – Transaction Charges.

Transaction Charges
In addition to surrender charges for early withdrawals, you may be charged for other transactions. These include surrender charges for Face Amount decreases,
Premium Expense Charges (deducted from each premium payment), and charges if you exercise the Living Benefits Rider or the Overloan Protection Rider. A conditional premium payment may be required if you exercise the Insurance Exchange Rider. A withdrawal fee may apply if you make a withdrawal from the Premium Deposit
Account.
We reserve the right to impose partial surrender fees, transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy – Deductions From Premium Payments; Charges
Associated with the Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the
Cost of Insurance Charge, the Administrative Charge, and certain rider charges
(for optional benefits), are set based on individual characteristics of the insured (e.g., age, gender, and rating classification). Other ongoing charges include the Contract
Charge, the Mortality and Expense Risk Charge, loan interest, and certain rider charges. Please refer to your Policy Specifications Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios (portfolio companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2023 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.13%	1.30%

For more detailed information, see the Prospectus, Table of Fees and Expenses;
Charges Associated with the Policy; and Appendix: Eligible Portfolios Available Under
the Policy for our list of available Eligible Portfolios, the current expenses for these
Portfolios, and the Average Annual Total Returns.

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Loans; and Surrenders–Partial Surrenders–Amount Available
for a Partial Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios (portfolio companies) you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Investment Options)
has its own unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/marketwealthplus. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
 ○Any obligations (including the Fixed Account and the DCA Accounts), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
 ○There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
 ○If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see the Prospectus, Management and Organization;
Financial Statements; Summary of Principal Risks of Investing in the Policy–
Insurance Company Risks; Risks Affecting Our Administration of the Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s
Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy; Termination and Reinstatement; Premiums - Risk of Minimally
Funded Policies.

Restrictions

Investments
•You can select a maximum of 21 Investment Options among the 90 Investment
Divisions (that invest in the Eligible Portfolios), the Fixed Account and/or the DCA
Accounts.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC reserves the right to remove, substitute or close to investors any Eligible
Portfolios (portfolio companies) as Investment Options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer requests must be made by U.S. mail or overnight courier.
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see the Prospectus, Descriptions of the Policy -
Investment Divisions, the Fixed Account and the DCA Accounts; Descriptions of the
Policy - Transfers Among the Investment Divisions, the Fixed Account and the DCA
Accounts; Description of the Policy – Limits on Transfers; and Appendix: Eligible
Portfolios Available Under the Policy for our list of available Eligible Portfolios.

Optional Benefits
•We may modify or discontinue offering an optional benefit at any time.
•There are limitations on the benefit amounts associated with some optional benefits.
•Activation of certain optional benefits may affect the Face Amount, life insurance proceeds or other rights under the policy.
•Some optional benefits have Policy Year limitations and/or age requirements.
•Some optional benefits may have tax implications.
•Some optional benefits may not be used together.
•We may change these restrictions in the future.
For more detailed information, see the Prospectus, Descriptions of the
Policy—Additional Benefits Through Riders and Options.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see the Prospectus, Summary of Principal Risks of
Investing in the Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else).
These investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see the Prospectus, Distribution and Compensation
Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy. The ACSV is not available for IRC Section 1035 exchanges to another life insurance policy.
For more detailed information, see the Prospectus, Description of the
Policy–Tax-Free “Section 1035” Insurance Policy Exchanges.

Overview of the Policy

1.
Purposes of the Policy
This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) flexible premium payments where you decide the timing and amount of each payment, (3) the ability to decrease the policy’s Face Amount (within certain limits), (4) access to the policy’s Cash Surrender Value through loans and partial surrenders, (5) access to the policy’s ACSV through full surrenders within the first 10 Policy Years, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See the Prospectus, “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance underwriting before we accept additional premiums. See the Prospectus, “Premiums.”
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least seven years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including 90 Investment Divisions, the Fixed Account, and the DCA Accounts. Your premium payments, minus any applicable charges, are allocated to the Investment Options according to your instructions. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Life Insurance Benefit
The policy offers a Life Insurance Benefit (death benefit) equal to the greater of:
•
(A) the Face Amount of the Policy, minus any decreases to the Face Amount in accordance with the provisions of this Policy: or
•
(B) a percentage of the Cash Value or the ACSV, if available, that is equal to the minimum amount necessary for your policy to qualify as life insurance under IRC Section 7702, as shown on your Policy Specifications Pages.
Changing the Face Amount of Your Policy
With the policy, you are able to decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a Request. Decreases in Face Amount can incur surrender charges. See the Prospectus, “Policy Payment Information - Changing the Face Amount of Your Policy.”

No Lapse Guarantee
The Policy offers a No Lapse Guarantee. This ensures that your Policy will remain in effect during the Guarantee Period, provided that your Policy premium payments satisfy the No Lapse Guarantee Premium Test on each Monthly Deduction Day. This benefit prevents your Policy from lapsing during the Guarantee Period, even if your Policy’s Cash Surrender Value is insufficient to cover your Monthly Deduction Charges. The Guarantee Period is 10 years from the Policy Date. The No Lapse Guarantee will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the No Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the No Lapse Guarantee by paying an additional premium amount necessary to satisfy the No Lapse Guarantee Premium Test. When the No Lapse Guarantee ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a notice of payment due. If that amount is not paid, the Policy will enter into the late period. See the Prospectus, “Termination and Reinstatement – No Lapse Guarantees”.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Investment Options and the Loan Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges we deduct, your premium payments, and non-guaranteed Persistency Credits (if any).
We will pay you either the Cash Surrender Value or the Alternative Cash Surrender Value ("ACSV") if you surrender the policy. The Cash Surrender Value is equal to the Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. See the Prospectus, “Description of the Policy – Cash Value”.  For a period of 10 Policy Years from the Policy Date, while the insured is still living, the Policy will have an ACSV. During the CVE Period, the ACSV is equal to the Available Cash Value of your Policy plus the Cash Value Enhancement through the date of surrender. At the conclusion of the CVE Period and until the ACSV Expiry Date, the ACSV is equal to the Available Cash Value of your Policy. After the ASCV Expiry Date or upon lapse of the Policy, the ACSV is equal to zero. You may be eligible to receive the ACSV if you fully surrender your policy within the first 10 Policy Years. See the Prospectus, "Surrenders-Full Surrenders-Alternative Cash Surrender Value". If you are not eligible to receive the ACSV, you will be paid the Cash Surrender Value.
Non-guaranteed Persistency Credit
On your Persistency Credit Start Date, we may apply a Persistency Credit to your policy’s Available Cash Value on each Monthly Deduction Day.  The amount of the Persistency Credit is dependent on Attained Age and the policy’s Available Cash Value. Any Available Cash Value under $250,000 will not earn any Persistency Credit. If it is paid, the Persistency Credit will be applied proportionally to the Available Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the Persistency Credit is considered investment experience, not premium. Your policy’s Persistency Credit is not guaranteed, and we may discontinue this feature at any time. For more information on the Persistency Credit, please contact your registered representative and for additional information, including how the Persistency Credit is calculated, see the Prospectus, “Description of the Policy – Investment Divisions, The Fixed Account and the DCA Accounts - Non-Guaranteed Persistency Credit.”
Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans” in the Prospectus.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your policy’s Face Amount and/or Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Loans and Partial Surrenders can affect the No Lapse Guarantee. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to the VPSC at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). See the Prospectus, “Surrenders.”
Investment Options
This policy offers you a choice of Investment Options, including 90 Investment Divisions and the Fixed Investment Options. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within the limits described in the prospectus. You can change the Investment Options in which you invest throughout the life of the policy. See the Prospectus, “Management and Organization - The Fixed Account and the DCA Accounts” and “- Funds and Eligible Portfolios” and the Appendix: Eligible Portfolios Available Under the Policy.
Automated Investment Features
There are six administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging (DCA), Dollar-Cost Averaging Plus, Dollar-Cost Averaging Extension, Expense Allocation, and Interest Sweep. See the Prospectus, “Description of the Policy - Additional Benefits Through Riders and Options.”
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits and overloan protection against lapse. Certain riders may have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Description of the Policy - Additional Benefits Through Riders and Options” in the Prospectus.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) toll-free telephone support through the VPSC (1-800-598-2019), and (3) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus. See "Management and Organization - How to Reach Us for Policy Services" in the Prospectus.
A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has over 175 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Investment Options and NYLIAC's claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Standard Death Benefits

1.
What Is The Death Benefit Under the Policy?
The Life Insurance Benefit of the Policy is equal to the greater of:
The Face Amount of the Policy, minus any changes to the Face Amount in accordance with the provisions of this Policy; or
A percentage of your Cash Value or ACSV (if applicable) that is equal to the minimum necessary for your Policy to qualify as life insurance under Section 7702 of the IRC, as shown on your Policy Specifications Pages.
See “Life Insurance Benefit” in the Prospectus.
2.
When Does Life Insurance Coverage Begin Under the Policy?
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date. In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full Initial Premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment. See “Policy Payment Information - When Life Insurance Coverage Begins” in the Prospectus.
3.
When Do We Pay Life Insurance Proceeds? What Is the Amount of These Proceeds? How Are they Paid?
If the policy is still in effect, NYLIAC will pay the Life Insurance Proceeds (and any Cash Surrender Value or the ACSV (if applicable), partial surrenders, and loan proceeds) generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). Under certain circumstances, payment of proceeds may be delayed.
These proceeds will equal:
1)
the Life Insurance Benefit valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen which have not already been reflected in the Life Insurance Benefit; less
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred Monthly Deduction Charges.
We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds.
The Life Insurance Proceeds will be paid in a lump sum. After the death of the insured, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will include interest compounded each year from the date of the insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
See “Policy Payment Information—Life Insurance Proceeds” and “Policy Payment Information—Life Insurance Benefit” in the Prospectus for more information.
4.
Can You Change the Face Amount of Your Policy?
With the policy, you are able to decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a Request. Decreases in Face Amount may incur surrender charges. Decreasing the Face Amount of your policy may increase the Cost of Insurance Rates which in no event will be higher than the Maximum rates in your Policy Specification Pages. You may not increase the Face Amount of the policy. See “Policy Payment Information - Changing the Face Amount of Your Policy” in the Prospectus.

Other Benefits Available Under The Policy

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about these benefits. Information about fees associated with each benefit included in the table may be found in the Fee Table. See “Descriptions of the Policy - Additional Benefits though Riders and Options” in the Prospectus.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar-Cost Averaging
Dollar-Cost Averaging is a
systematic method of
investing that allows you to
purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time and over
various market cycles.
Optional
•Dollar-Cost Averaging does
not assure growth or
protect against a loss in
declining markets.
•You may not make
Dollar-Cost Averaging
transfers from the Fixed
Account, but you can make
Dollar-Cost Averaging
transfers into the Fixed
Account.
•Your cash value must be
$2,500 or more to elect
Dollar-Cost Averaging and
it will be automatically
suspended if the Cash
Value is less than $2,000
on a transfer date.
•You may not elect
Dollar-Cost Averaging if
you have chosen
Automatic Asset
Rebalancing.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Averaging
Extension Account.

Dollar-Cost Averaging Plus Account
The DCA Plus Program
allows you to make regular
periodic allocations from the
DCA Plus Account into the
Investment Divisions and/or
Fixed Account over the
twelve-month period
following the Initial Premium
Transfer Date. The DCA Plus
Account will credit interest to
the amount in the account at
a rate, which we declare
periodically, in advance, and
at our sole discretion, but the
rate will never be less than
the GMIR.
Optional
•Use of the DCA Plus
Account does not assure
growth or protect against
loss in declining markets.
•The DCA Plus Account
must be elected at the time
your policy is issued.
•Because the entire initial
Premium is not in the DCA
Plus Account for the full
year, the annual effective
rate will not be achieved.
•The entire initial Net
Premium, which must be a
minimum of $1,000, must
be allocated to the DCA
Plus Account.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA Plus
Account is closed.
•The DCA Plus Account will
close automatically 12
months following the Initial
Premium Transfer Date, or
such time that the balance
in the DCA Plus Account
on a DCA Plus Transfer
Date falls below $100,
whichever is sooner.
•You cannot make transfers
into the DCA Plus Account.

Dollar-Cost Averaging Extension Account
After the completion of the
DCA Plus Program, the DCA
Extension Program allows
you to make regular periodic
allocations from the DCA
Extension Account to the
Investment Divisions and/or
Fixed Account when a single
premium payment of at least
$10,000 is made. The DCA
Extension Account will credit
interest to the amount in the
account at a rate, which we
declare periodically, in
advance, and at our sole
discretion, but the rate will
never be less than the GMIR.
Optional
•Use of the DCA Extension
Program does not assure
growth or protect against
loss in declining markets.
•Only available after the
completion of the DCA
Plus Program and in the
first 7 Policy Years.
•Because the entire initial
Premium is not in the DCA
Extension Account for the
full year, the annual
effective rate will not be
achieved.
•You cannot use traditional
Dollar-Cost Averaging or
Interest Sweep until such
time that the DCA
Extension Account is
closed.
•The cash value in the DCA
Extension Account must be
at least $100 for the
program to continue.
•You cannot make transfers
into this account.

Automatic Asset Rebalancing
Automatically rebalances the
amount you have in the
Separate Account on a
schedule you select among
the Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected.
Optional
•Your Separate Account
Value must be at least
$2,500 to elect this option.
We will suspend this option
automatically if the
Separate Account Value is
less than $2,000 on a
rebalancing date.
•You may not elect

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Automatic Asset Rebalancing if you have chosen Dollar-Cost Averaging or any of the Dollar-Cost Averaging Accounts.
Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	Optional
•The value in the Fixed
Account must be at least
$2,500 to elect this option
and it will be automatically
suspended if the amount in
the Fixed Account falls
below $2,000.
•You cannot use this option
if you have instructed us to
pay any part of your policy
charges from the Fixed
Account.
•If you want to use this
option and allocate your
charges, your charges
must be allocated to the
MainStay VP U.S.
Government Money Market
Investment Division.
•An Interest Sweep transfer
cannot cause more than
the greater of (i) $5,000 or
(ii) 20% of the amount you
have in the Fixed Account
at the beginning of the
Policy Year to be
transferred from the Fixed
Account.
•This option is not available
with the Dollar-Cost
Averaging Plus Account or
Dollar-Cost Averaging
Extension Account.

Expense Allocation Option	You can choose how to allocate certain Monthly Deduction Changes from your Cash Value.	Optional	•Expense Allocation is only available from the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division.
Premium Deposit Account (“PDA”)	Allows you to fund up to 14 annual Planned Premiums or 179 monthly Planned Premiums through a lump sum deposit into an interest-bearing PDA. The	Optional	•Subject to jurisdictional requirements, the PDA may be available to you through an agreement and/or rider. See “State Variations and Rider Availability” in the

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
amount in the PDA earns interest at a rate effective on the date the PDA is opened and that will not change for the duration of the PDA.
prospectus for more
information.
•The amount you may fund
into the PDA may be
limited by the terms of the
PDA Agreement and/or
Rider.
•You may only make one
lump sum deposit into the
PDA.
•Use of the PDA does not
guarantee that the policy
will not lapse.
•There may be limits on
withdrawals from the PDA
and a withdrawal fee may
apply.
•Planned Premium mode
must be monthly or annual
and cannot be changed
during the duration of the
PDA.
•The Initial Premium must
be paid outside of the
PDA.
•The PDA can only be
elected within 45 days after
the Initial Premium is paid
into the policy.

No Lapse Guarantee
This ensures that your policy
will remain in effect during
the Guarantee Period,
provided that your policy
premium payments satisfy
the No Lapse Guarantee
Premium Test on each
Monthly Deduction Day. This
benefit prevents your policy
from lapsing during the
Guarantee Period even if the
Cash Surrender Value is
insufficient to cover the
Monthly Deduction Charges
on a Monthly Deduction Day.
Standard
•The duration of the No
Lapse Guarantee is 10
years.
•The No Lapse Guarantee
will become inactive before
the end of the Guarantee
Period if, on any Monthly
Deduction Day, your
premium payments do not
pass the No Lapse
Guarantee Premium Test.

Living Benefits Rider (filed as the Accelerated Benefits Rider)	Advances a portion of the Life Insurance Benefit Proceeds upon Insured having a life expectancy of 12 months or less.	Optional	•Minimum accelerated benefit amount is $25,000. •Maximum accelerated benefit amount is $250,000 (total for all NYLIAC and affiliated companies’ policies).

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, monthly
deductions, Cash Value,
and any unpaid policy loan.
•There is a $150
administrative fee to
exercise the rider.

Spouse’s Paid-Up Insurance Purchase Option Rider	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.	Standard
•The maximum Face
Amount of the spouse’s
new paid-up whole life
policy is the lesser of
(1) the maximum amount
of the Life Insurance
Benefits Proceeds (before
any unpaid loan is
deducted), or (2)
$5,000,000.

Insurance Exchange Rider	This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy.	Standard
•You must provide evidence
of insurability on the new
insured and have an
insurable interest in the
new insured.
•You may be required to
make a conditional
premium payment to
exercise this rider.
•Exercising this rider will
have tax consequences.
•This rider may be
exercised only once.

Overloan Protection Rider
When activated, the
Overloan Protection Rider
guarantees that your policy
will not lapse even if: (1) the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges or (2) the
policy’s outstanding loans
plus accrued loan interest
exceed its Cash Value.
Standard
To activate this rider, the
following conditions must be
met:
•The policy must be in effect
for at least 15 years.
•The insured must be at
least age 75.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

rider charge.
•Activation of the rider
cannot cause the policy to
violate IRC Section 7702 at
any duration.
•Cumulative partial
surrenders taken must be
no less than the total
premiums paid under the
policy.
•Activation results in certain
changes to your policy,
including changes to the
face amount and Life
Insurance Proceeds. In
addition, all other riders will
end, with the exception of
the Spouse’s Paid-Up
Insurance Purchase Option
Rider, all Cash Value will
be transferred to the Fixed
Account, and your ability to
make other policy changes
will be limited.

Buying the Policy

To purchase the policy, you must send us a completed application. We determine the insured’s risk classification and whether to accept or reject the application for the policy. This policy is offered with expedited underwriting. If the planned premium for the policy exceeds certain thresholds, we cannot perform expedited underwriting and the policy will be offered with full medical underwriting.
The policy is available as a Non-Qualified Policy.
1.
What Are the Premiums For the Policy?
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the Initial Premium, that must be a minimum of $10,000.00 paid in the first Policy Year, there are no required premium payments. However, your policy can lapse even if you pay all of the planned premiums on time; you may need to make additional premium payments to keep your policy from lapsing. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our sales standards and potential proof of insurability. See “Description of the Policy” and “Premiums” in the Prospectus.
The payment of the Initial Premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocations you have elected. Thereafter, we apply the Net Premium to the Investment Divisions or the Fixed Investment Options, according to your instructions.
Risk of Minimally Funded Policies.Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance- related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.) See “Premiums – Risk of Minimally Funded Policies” in the Prospectus.
Premium payments are classified as planned or unplanned premiums.
2.
What Are Planned Premiums?
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of planned premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Specifications Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
Payment of the planned premiums does not guarantee that your policy will not lapse; your policy can lapse even if you pay all of the planned premiums on time. We will require one or more additional premium payments if the Cash Surrender Value of your policy is insufficient to pay the charges needed to keep your policy in effect. If you do not pay the additional premium payment(s) and the NLG is not in effect, your policy will lapse.
3.
What Are Unplanned Premiums?
An unplanned premium is a payment you make that is not part of the premium schedule you choose. The minimum unplanned premium amount we allow is $50. We may limit the number and amount of any unplanned premium payments.
4.
What are the limits on Planned and Unplanned Premiums?
Acceptance of initial and subsequent premium payments is subject to our sales standards. You can only make Planned or Unplanned Premiums until the policy anniversary on which the insured is age 121, except as needed to keep the policy from lapsing. If payment of a Planned or Unplanned Premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. On or after the Initial Premium Transfer Date, we will allocate the Net Premium (along with any interest credited to the Initial Premium before that date) to the Investment Divisions of the Separate Account, the Fixed Account and/or DCA Accounts, according to your instructions.
How Your Policy Can Lapse

1.
How Can Your Policy Lapse?
Your policy could lapse, and terminate without value, if the Cash Surrender Value of your policy is insufficient to pay the charges needed to keep your policy in effect, unless you make a required level of additional premium payment(s) or a No Lapse Guarantee is in effect. See “Termination and Reinstatement” in the Prospectus.
Lapse and Late Period. If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges (and the No Lapse Guarantee is not in effect), your Policy will continue for a late period of 62 days after that Monthly Deduction Day. (See “State Variations and Rider Availability” in the Prospectus for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a No Lapse Guarantee, it may prevent your policy from terminating during the period of time in which the No Lapse Guarantee is in effect.
If the insured dies during the late period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Proceeds by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.
No Lapse Guarantee. The policy offers a No Lapse Guarantee. The No Lapse Guarantee (“NLG”) ensures that the policy will not lapse, provided that the NLG is in effect and that it passes an NLG Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) - (b+c) + (d) is at least equal to the NLG Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and
(d)
equals one NLG Minimum Monthly Premium.
If the policy passes the NLG Premium Test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the Monthly Deduction Charges for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. It is possible, therefore, that a negative Cash Value could accumulate while the NLG is in effect. The NLG will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the NLG Premium Test. If this occurs, you will have the opportunity to reactivate the NLG by paying an additional premium amount necessary to satisfy the NLG Premium Test and put the NLG back into effect.
The NLG will end when the Guarantee Period ends. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated negative amount. If that bill is not paid, the policy will enter the late period. If the bill is not paid during the late period, the policy will end and there will be no Cash Value or Life Insurance Benefit.
The length of the Guarantee Period is 10 years.
See “Termination and Reinstatement – No Lapse Guarantees” in the Prospectus.
2.
Can you Reinstate your Policy after Lapse?
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
•
you send a Request for reinstatement within three years after your policy is ended;
•
the insured is alive; and
•
you have not surrendered your policy for its Cash Surrender Value or ACSV if applicable.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders and amounts borrowed from the policy.
To reinstate your policy, a payment equal to the sum of the following amounts (the “Reinstatement Payment”) must be made:
(a)
An Unplanned Premium payment sufficient to cover the Monthly Deduction Charges and any other policy charges for three months after the date of reinstatement multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages;
(b)
An Unplanned Premium payment equal to any Monthly Deduction Charges or other policy charges that were due and unpaid at the time of termination multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages; and
(c)
An amount equal to any outstanding policy loans, together with accrued loan interest, that was not paid from Cash Value at the time of termination.

Any policy loan(s) in effect at the time of termination of your policy are not eligible for reinstatement. The ACSV will not be reinstated.
If the required payment is made within 31 days after the end of the late period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the late period, a written application will be required and you must provide proof of insurability that is acceptable to us.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or immediately following the later of (i) the date we approve your signed request for reinstatement; and (ii) the date we receive the Reinstatement Payment.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
See “Termination and Reinstatement” in the Prospectus.
Making Withdrawals: Accessing the Money in Your Policy

Partial Surrenders. You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702. See “Surrenders” in the Prospectus.
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000. A partial surrender will reduce your Cash Value and can reduce your Face Amount and ACSV, if applicable. Partial surrenders can also affect the No Lapse Guarantee.
Requesting a Partial Surrender. You can request a partial surrender from your policy by sending a Request , calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a means acceptable to us, including but not limited to a notarized confirmation of the owner(s) signature or medallion signature guarantee. We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. Your requested partial surrender will be effective on the date we receive your Request.
Periodic Partial Withdrawals. After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals can be paid on a monthly, quarterly, semi-annual, or annual basis. You elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month).
Full Surrenders. The Cash Surrender Value, or the ACSV, if applicable, of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Investment Options (and the fees and charges we deduct), and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.
The ACSV is equal to the Available Cash Value of the Policy plus the CVE during the CVE period; and is equal to the Available Cash Value of the Policy at the conclusion of the CVE Period until the ACSV Expiry Date. No surrender charges are assessed when calculating the ACSV. You may receive the ACSV if you fully surrender your Policy within the first 10 Policy Years while the insured is still living. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. The ACSV is also not available during the Free Look period, as part of an exchange under Section 1035 of the IRC, nor is it available after the ACSV Expiry Date.
To surrender the policy, you must send a Request to the VPSC at one of the addresses listed on the first page of this prospectus, or you can utilize any other method we make available. For requests to surrender above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or medallion signature guarantee.
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the certain limits. A surrender may result in taxable income and a penalty tax to you.
See “Surrenders” in the Prospectus.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have elected. Please refer to “State Variations and Rider Availability” in the Prospectus for any fees that may differ from the general description provided below.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make a partial surrender, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Premium Expense Charge[1]	When premium payment is applied	Guaranteed Maximum: 8.0% of premiums paid Current: 4.0% of premiums paid
Deferred Sales Charge[2]
•Surrender
On Surrender or lapse during the
applicable Surrender Charge Period;
On Face Amount decreases within
the applicable Surrender Charge
Period;
After a Surrender, Lapse or Face
Amount decrease during the
applicable Surrender Charge Period
Minimum and Maximum Guaranteed Charge[3]: $11.57—$42.18 per $1000 of Face Amount Minimum and Maximum Current Charge: $11.57—$42.18 per $1000 of Face Amount
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Premier rating) for $250,000 of Face Amount		$22.17 per $1000 of Face Amount
Current Charge for a Representative Investor (Male, Age 40, Premier Rating) for $250,000 of Face Amount		$22.17 per $1000 of Face Amount
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0
Returned Payment (Bad Check) Fee	At time payment is returned	Guaranteed Maximum: $20 Current: $0
Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Overloan Protection Rider Fee(4)	When you exercise the benefit	Guaranteed Maximum of the Policy’s Cash Value: 8.5% Minimum Guaranteed of the Policy’s Cash Value: 1.0%

Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Maximum Guaranteed Charge for a Representative Investor with Attained Age 87		5.5% of Cash Value
Current Charge for a Representative Investor with Attained Age 87		5.5% of Cash Value
Premium Deposit Account Withdrawal Fee	At time of withdrawal from the Premium Deposit Account	Guaranteed Maximum: 10% of the withdrawal
1
The current Premium Expense Charge includes a state premium tax component of 2.00%; a sales expense component of 0.75%; and, as a non-qualified policy, a federal tax component of 1.25% is also included.
2
Exceptions to Surrender Charge. We will not deduct a surrender charge if:
•
If you fully surrender the Policy for the ACSV while the ACSV is available.
•
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
•
We pay proceeds upon the death of the insured;
•
We pay a required Internal Revenue Service minimum distribution; or
•
The policy is out of the Surrender Charge Period.
3
The Guaranteed Maximum charge illustrated above is for a Male, Age 60, Quality Rating and a $10,000 planned premium. Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 79% for Policy Year 4; 74% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” in the full prospectus for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, Issue Age, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
4
This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolios’ fees and expenses.
Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Age 121	Guaranteed Maximum: $15 per month Current: $10 per month
Cost of Insurance Charge[1]	Monthly to Age 121	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.0067—$83.33 Minimum and Maximum Current Charge: $0.0067—$66.477

Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Premier Rating) for $250,000 Face Amount		$0.17186 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Premier Rating) for $250,000 Face Amount		$0.03117 per month for the first Policy Year.
Mortality & Expense Risk Charge	Each Monthly Deduction Day	Guaranteed Maximum: 0.75% charged as an annual percentage of the Separate Account Value Current: 0.00% charged as an annual percentage of the Separate Account Value
Administrative Charge[1]	Each Monthly Deduction Day	Charge per $1000 of Face Amount Guaranteed Maximum: $0.75 per month Minimum: $0.04 per month.
Charge for a Representative Investor (Male, Age 40, Premier Rating) for $250,000 of initial Face Amount		$0.22275 per month. (Initial Charge is based on the Issue Age, gender, class of risk and initial Face Amount at issue)
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[2]	Annual charge rate as percentage of the loan Guaranteed Maximum: 6.00% Current: 3.00%[3]
1
This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information. The interest charged on loaned amounts is partially offset by the interest we credit to the Loan Account, which will always be at a rate at least equal to the Guaranteed Minimum Interest Rate. See “Interest Credited on the Cash Value Held as Collateral for a Policy Loan” for additional information.
3
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2023. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.

Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.13%	1.30%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.18%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2023. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2023 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2025.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/marketwealthplus.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to MarketWealthPlusProspectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP American Century Sustainable Equity—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.67%	24.39%	12.95%	8.73%
Asset Allocation	MainStay VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management Company LLP (“Wellington”)	0.70%	7.55%	8.42%	6.16%
Investment Grade Bond	MainStay VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.52%	5.58%	0.96%	1.70%
Sector	MainStay VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Investment Management Listed Real Assets LLC	0.95%*	4.06%	0.71%	(2.61)%
Asset Allocation	MainStay VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.48%	10.29%	5.65%	4.08%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%*	8.69%	10.10%	7.17%
Asset Allocation	MainStay VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.61%	17.40%	10.73%	6.89%
Sector	MainStay VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.67%	(1.46)%	8.41%	6.42%
Non-Investment Grade Bond	MainStay VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	11.86%	4.96%	3.81%
Asset Allocation	MainStay VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.57%	15.49%	9.47%	6.22%
Alternatives	MainStay VP Hedge Multi-Strategy (formerly MainStay VP IQ Hedge Multi-Strategy)—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	1.07*%	10.26%	2.78%	(1.46)%
Asset Allocation	MainStay VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.62%	10.05%	6.04%	5.01%
Asset Allocation	MainStay VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Henderson Investors US LLC (“Janus”)	0.57%	15.52%	9.76%	8.05%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	MainStay VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	8.85%	11.59%	8.50%
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	11.87%	5.31%	4.73%
Non-Investment Grade Bond	MainStay VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.62%	10.19%	3.44%	2.74%
Investment Grade Bond	MainStay VP MacKay U.S. Infrastructure Bond (formerly MainStay VP MacKay Government)—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.56%	5.00%	0.30%	0.97%
Asset Allocation	MainStay VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.51%	13.01%	7.47%	5.16%
Sector	MainStay VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC	0.84%	1.92%	18.96%	2.79%
Investment Grade Bond	MainStay VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.78%*	3.72%	3.34%	2.27%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
International/Global Equity	MainStay VP PineStone International Equity (formerly MainStay VP MacKay International Equity)—Initial Class Adviser: New York Life Investments Subadviser: PineStone Asset Management Inc.	0.86%	4.27%	5.36%	4.11%
Large Cap Equity	MainStay VP S&P 500 Index—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ	0.12%*	26.14%	15.53%	11.81%
Small/Mid Cap Equity	MainStay VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.85%	15.51%	10.57%	7.53%
Money Market	MainStay VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%	4.81%	1.61%	0.99%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.86%*	13.69%	8.20%	6.66%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.74%*	13.89%	6.68%	6.25%
Large Cap Equity	MainStay VP Wellington U.S. Equity—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.56%	24.58%	13.16%	10.46%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.74%	43.05%	17.58%	13.47%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.81%	17.18%	10.78%	7.55%
Large Cap Value	AB VPS Relative Value Portfolio—Class A Adviser: AB	0.61%	12.03%	11.85%	9.32%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.55%	14.27%	9.20%	7.25%
Investment Grade Bond	American Funds IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.48%*	5.02%	1.89%	2.08%
Investment Grade Bond	American Funds IS Capital World Bond Fund®—Class 2 Adviser:CRMC	0.73%*	6.14%	(0.33)%	0.36%
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: CRMC	0.91%*	16.17%	8.31%	5.78%
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: CRMC	0.59%	38.49%	18.68%	14.36%
Sector	American Funds IS New World Fund®—Class 2 Adviser: CRMC	0.82%*	15.99%	8.64%	4.69%
Investment Grade Bond	American Funds IS U.S. Government Securities Fund®—Class 2 Adviser: CRMC	0.51%*	2.89%	1.04%	1.52%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM—Class 2 Adviser: CRMC	0.52%*	17.29%	12.60%	9.91%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadviser: BlackRock (Singapore) Limited	0.76%*	12.83%	7.65%	4.88%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.56%*	13.21%	5.74%	4.46%
Sector	BNY Mellon IP Technology Growth Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. (“BNY Mellon”) Subadviser: Newton Investment Management North America, LLC	0.78%	59.42%	15.59%	13.22%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.67%	23.82%	15.13%	10.46%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) Subadviser: ClearBridge Investments, LLC	0.72%	19.71%	14.07%	10.88%
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC ("Columbia")	0.75%	10.43%	1.82%	2.47%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Investment Grade Bond	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1 Adviser: Columbia	0.51%	6.34%	1.59%	2.25%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.83%	6.19%	6.09%	2.96%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.38%*	16.76%	9.67%	6.89%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.81%*	14.95%	8.77%	5.51%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	5.47%	0.91%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.56%	33.45%	16.65%	11.61%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.89%	9.66%	7.79%	5.18%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.47%	10.65%	12.30%	8.58%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC (“Geode”)	0.13%	17.44%	11.31%	N/A
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.47%	12.40%	7.47%	5.73%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.52%	14.70%	9.28%	6.85%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.61%	18.87%	11.92%	8.14%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.59%	45.65%	19.09%	15.73%
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.59%	4.26%	9.75%	10.52%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode	0.17%	16.16%	7.17%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.38%	6.20%	1.97%	2.33%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.57%	15.08%	12.45%	8.12%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin Advisers, Inc. (“Franklin”)	0.66%	18.44%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.64%	8.56%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	13.39%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.63%	15.94%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: FTFA Subadviser: Franklin	0.60%	10.56%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.90%	18.15%	8.42%	4.33%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.88%	18.13%	13.07%	8.93%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	18.07%	13.42%	12.10%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.61%	26.78%	13.33%	9.01%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Subadviser: SSgA Funds Management, Inc.	0.35%*	16.05%	12.22%	N/A
International/Global Equity	Macquarie VIP Emerging Markets Series (formerly Delaware VIP® Emerging Markets Series)—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) (“DMC”) Subadviser: Macquarie Investment Management Global Limited (“MIMGL”)	1.18%*	13.79%	4.20%	2.67%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series (formerly Delaware VIP® Small Cap Value Series)—Standard Class Adviser: DMC Subadviser: MIMGL	0.78%	9.45%	10.21%	7.06%
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.89%*	17.66%	8.58%	6.92%
Large Cap Equity	MFS® Investors Trust Series—Initial Class Adviser: MFS	0.78%*	18.98%	13.55%	10.27%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%*	12.73%	12.90%	8.73%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%*	14.41%	11.08%	7.67%
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.89%*	13.01%	8.49%	4.15%
Large Cap Equity	MFS® Research Series—Initial Class Adviser: MFS	0.79%*	22.42%	14.41%	10.82%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Adviser: Morgan Stanley Investment Management Inc.	0.80%*	14.52%	2.92%	4.52%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.93%	18.15%	12.07%	8.96%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.88%	8.41%	3.48%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	1.13%	9.18%	1.79%	3.21%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.54%	5.13%	1.14%	1.07%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio—Institutional Class Adviser: PIMCO	0.51%	6.06%	2.28%	2.02%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.60%	6.09%	1.23%	1.86%
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Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Sector	Principal VC Real Estate Securities Account—Class 1 Adviser: Principal Global Investors, LLC Subadviser: Principal Real Estate Investors, LLC	0.79%	13.33%	8.52%	8.71%
International/Global Equity	Putnam VT International Value Fund— Class IA Adviser: Putnam Investment Management, LLC Subadvisers: Putnam Investments Limited and The Putnam Advisory Company, LLC	0.88%	19.08%	9.96%	4.14%
Large Cap Equity	Voya Growth and Income Portfolio— Class I Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	27.39%	16.20%	11.30%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio—Class I Adviser: FTFA Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd in Singapore; and Western Asset Management Company Ltd. in Japan	0.52%	6.82%	1.22%	1.48%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2025 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2023, reflect temporary fee reductions under such an arrangement.
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This Summary Prospectus incorporates by reference the New York Life Market Wealth Plus full (statutory) prospectus and Statement of Additional Information (SAI), both dated May 1, 2024, as amended or supplemented. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this summary prospectus.
The SEC EDGAR Contract Identifier for the Policy is C000236402.